Summary Prospectus
Commodity Strategies Fund
At a meeting held on March 2, 2021, the Board of Trustees of Russell Investment Company (“RIC”) approved the liquidation of the Commodity Strategies Fund pursuant to a Plan of Liquidation and Dissolution of Sub-Trusts (the “Plan”). Shareholders of the Fund may redeem their shares prior to the liquidation date. Effective at the close of business on April 22, 2021, the Fund will be closed to new shareholders and will stop accepting orders from existing shareholders to purchase additional Shares. Effective April 7, 2021, the Fund will no longer pursue its investment objective or engage in any business activities except for the purpose of winding up its business affairs and distributing its investment income, capital gains and remaining assets to shareholders. The Plan provides for the liquidation of the Fund’s assets on or before April 27, 2021 and a liquidating distribution to be paid to each Fund’s shareholders of all of the proceeds of the liquidation as promptly as possible after the liquidation date. Please see the Supplement dated March 3, 2021 to the Fund’s Prospectus dated March 1, 2021 for additional information.
March 1, 2021, as supplemented through March 3, 2021
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at http://connect.rightprospectus.com/russellinvestments. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2021, as supplemented through March 3, 2021, and the Fund's most recent shareholder report, for the period ended October 31, 2020, are all incorporated by reference into this Summary Prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or your financial intermediary, such as your investment adviser, broker-dealer, bank or insurance company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If supported by your financial intermediary, you may elect to receive shareholder reports and other Fund communications from your financial intermediary electronically. Please contact your financial intermediary for more information.

You may elect to receive all future shareholder reports in paper free of charge. If you purchase Shares of a Fund through a financial intermediary, please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports. If you hold your account directly with the Funds, please call 800-787-7354 to make this election. Your election to receive reports in paper will apply to all Russell Investment Company Funds and other funds you hold with your financial intermediary.

Class/Ticker:    A/RCSAX, C/RCSCX, C1/RCSOX, M/RCOTX, P/RCOMX, R6/RCSRX, S/RCCSX, T/RCOAX, Y/RCSYX
Class C1, Class P and Class T Shares are not currently being offered to investors and are not available for sale in any state.
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term total return.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 292, 295 and 374, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 35, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, P, R6, S, Y	Class C1	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load)*	1.00%	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	C1	M	P	R6	S	T	Y
Advisory Fee	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class C1 Shares)	0.25%	0.75%	1.00%	None	None	None	None	0.25%	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.43%	0.68%	0.43%	0.43%	0.28%	0.28%	0.43%	0.43%	0.23%
Acquired Fund Fees and Expenses	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	2.35%	3.10%	3.10%	2.10%	1.95%	1.95%	2.10%	2.35%	1.90%
Less Fee Waivers and Expense Reimbursements	(0.94)%	(0.94)%	(0.94)%	(1.04)%	(0.95)%	(0.95)%	(0.94)%	(0.94)%	(0.93)%
Net Annual Fund Operating Expenses	1.41%	2.16%	2.16%	1.06%	1.00%	1.00%	1.16%	1.41%	0.97%
#	Until February 28, 2022, Russell Investment Management, LLC (“RIM”) has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.5925%. This waiver may not be terminated during the relevant period except with Board approval.

A wholly-owned subsidiary of the Fund (the “Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RIM an advisory fee and pays Russell Investments Fund Services, LLC (“RIFUS”) an administrative fee at the annual rates of up to 1.25% and 0.05%, respectively, of the Subsidiary’s net assets (collectively, the “Subsidiary Fees”). Pursuant to a contractual agreement with the Fund, RIM and RIFUS have agreed to permanently waive the portion of the advisory fees and the administrative fees paid by the Fund to RIM and RIFUS, respectively, in the amount equal to the amount of the Subsidiary Fees received by RIM and RIFUS, if any. This waiver may not be terminated by RIM or RIFUS.
Until February 28, 2022, RIFUS has contractually agreed to waive 0.11% of its transfer agency fees for Class M Shares, 0.02% of its transfer agency fees for Class P and Class R6 Shares and 0.01% of its transfer agency fees for Class A, Class C, Class C1, Class S and Class T Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Subsidiary and the U.S. Cash Management Fund, in which the Fund invests. The Fund’s proportionate share of these operating expenses is reflected under “Acquired Fund Fees and Expenses.”
“Acquired Fund Fees and Expenses” does not include direct costs associated with any over-the-counter derivatives that the Subsidiary invests in. Costs associated with such derivative instruments include any fees paid to the Subsidiary’s counterparty, which may include management fees and performance-based incentive fees, or any other fees and expenses associated with the investment in such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund.
“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to adjust for waivers that were implemented during the fiscal period ended October 31, 2020 but did not reflect a full year of waiver.
“Other Expenses” for Class C1, Class P, Class R6 and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements and permanent fee waivers.  The calculation of costs for the remaining periods takes such contractual fee waivers and/or reimbursements into account only for the first year of the periods and such permanent fee waivers into account for all periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	C1	M	P	R6	S	T	Y
1 Year	$ 710	$ 219	$ 319	$ 108	$ 102	$ 102	$ 118	$ 390	$ 99
3 Years	$1,128	$ 814	$ 814	$ 501	$ 463	$ 463	$ 510	$ 822	$ 450
5 Years	$1,571	$1,435	$1,435	$ 919	$ 849	$ 849	$ 928	$1,281	$ 824
10 Years	$2,797	$3,109	$3,109	$2,085	$1,930	$1,930	$2,093	$2,548	$1,877
For Class C1 Shares, you would pay the following if you did not redeem your Shares:
1 Year $219	3 Years $814	5 Years $1,435	10 Years $3,109
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing directly, and/or indirectly through a wholly-owned subsidiary, in commodity index-linked instruments, other commodity-linked instruments, derivative instruments (including swap agreements and commodity-linked structured notes, futures and options contracts with respect to indexes or individual commodities and options on futures contracts), cash and fixed income securities that together are intended to provide exposure to the performance of the collateralized commodity futures market. It is designed to generally achieve positive performance relative to that of the Bloomberg Commodity Index Total Return (“Bloomberg Index”), although there can be no guarantee that this positive performance will be achieved. The Bloomberg Index is a broadly diversified futures index composed of futures contracts on 23 physical commodities. The Fund gains exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands. The Fund’s or the Subsidiary’s use of derivatives may cause the Fund’s or Subsidiary’s investment returns to be impacted by the performance of instruments the Fund or the Subsidiary does not own and result in the Fund’s or the Subsidiary’s total investment exposure exceeding the value of its portfolio. The Fund may use derivatives to take both long and short positions.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change a Fund's asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund’s cash balances.
The Fund may invest in corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), U.S. Government securities, variable and floating rate securities, mortgage-backed securities, asset-backed securities and municipal debt obligations. The fixed income portion of the portfolio includes debt securities that are considered to be of “investment grade” quality at the time of purchase, but the Fund may also invest its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”) and in “distressed” debt securities. The average duration of the fixed income portion of the portfolio (excluding structured notes) is one year or less. The Fund may also invest in bank obligations. The Fund may sell securities short.
The Fund may purchase and sell non-commodity futures contracts, including interest rate, Treasury, Eurodollar, and currency futures, and may enter into spot and forward currency contracts.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Fund may invest up to 35% of its assets in securities of issuers economically tied to non-U.S. countries, including issuers economically tied to emerging market countries. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Commodity Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
•	Subsidiary Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is generally not subject to all of the provisions of the 1940 Act.
•	Tax Risk. The tax treatment of the Fund’s investments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service (“IRS”) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
•	U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
•	Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.

•	Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment.
•	Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
•	Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
•	Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
•	Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
•	Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
•	Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
•	Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
•	Municipal Obligations. Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors.
•	Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
•	Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
•	Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

•	Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
•	Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Large Redemptions. The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2020	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(7.00)%	(0.40)%	(7.48)%
Return Before Taxes, Class C	(2.24)%	0.01%	(7.64)%
Return Before Taxes, Class C1	N/A	N/A	N/A
Return Before Taxes, Class M	(1.10)%	1.05%	(6.69)%
Return Before Taxes, Class P	N/A	N/A	N/A
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class T	N/A	N/A	N/A
Return Before Taxes, Class Y	(1.21)%	1.20%	(6.55)%
Return Before Taxes, Class S	(1.22)%	1.00%	(6.71)%
Return After Taxes on Distributions, Class S	(1.43)%	0.49%	(7.08)%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(0.72)%	0.55%	(4.77)%
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	(3.12)%	1.03%	(6.50)%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
• Mellon Investments Corporation	• Pacific Investment Management Company LLC
Portfolio Managers
Vic Leverett, Managing Director of Alternative Investments, and Mark Raskopf, a Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Leverett and Mr. Raskopf have managed the Fund since May 2017.

Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class C, Class C1, Class M, Class P, Class R6, Class S or Class T Shares. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.

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